UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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QUINPARIO ACQUISITION CORP. 2
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUINPARIO ACQUISITION CORP. 2

12935 N. FORTY DRIVE, SUITE 201

ST. LOUIS, MO 63141

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY [●], 2017

TO THE STOCKHOLDERS OF QUINPARIO ACQUISITION CORP. 2:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Quinpario Acquisition Corp. 2 (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. EDT on January [●], 2017 at the offices of the Company’s counsel Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposal:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from January 22, 2017 to July 24, 2017 (the “Extended Date”).

The Extension Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and charter provided that the Company had until January 22, 2017 to complete a business combination. Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have not yet executed a definitive agreement to acquire a target business, and we will not be able to complete an initial business combination by the January 22, 2017 date. Therefore, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our stockholders can have the chance to participate in an investment opportunity.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) who vote either for or against the Extension Amendment may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). The Company estimates that the per-share pro rata portion of the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s common stock on January [●], 2017 was $[____]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[___] [less][more] than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Holders of public shares who do not vote at all at the special meeting would retain their current right of automatic redemption on January 22, 2017 even if the amendment is adopted and their shares will be redeemed on such date.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock voting for the Extension Amendment proposal will be required to approve the Extension Amendment.

The Company’s board of directors has fixed the close of business on December 27, 2016 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

[●]	By Order of the Board of Directors

Paul J. Berra III
Chairman of the Board\

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January [●], 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/quinparioacquisitioncorpII/2017.

QUINPARIO ACQUISITION CORP. 2

12935 N. FORTY DRIVE, SUITE 201

ST. LOUIS, MO 63141

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY [●], 2017

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Quinpario Acquisition Corp. 2 (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:00 a.m. EDT on January [●], 2017, at the offices of the Company’s counsel Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposal:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from January 22, 2017 to July 24, 2017 (the “Extended Date”).

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination.

The holders of shares of common stock issued in the Company’s initial public offering (the “IPO”, and such shares sold in the IPO are referred to as the “public shares”) who vote either for or against the Extension Amendment may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). Additionally, holders of public shares who do not vote at all at the special meeting would retain their current right of automatic redemption on January 22, 2017 even if the amendment is adopted and their shares will be redeemed on such date.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion and holders who do not vote on the Extension Amendment proposal.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $350 million that was in the trust account as of [●]. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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The Company’s initial stockholders prior to the IPO have waived their rights to participate in any liquidation distribution with respect to the 8,750,000 shares acquired by them prior to the IPO (“insider shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Company liquidates, Quinpario Partners LLC, an affiliate of certain of the Company’s officers and directors, and Jeffry N. Quinn, the Company’s former chairman of the board, have agreed that they will be liable to pay debts and obligations to third parties or target businesses that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of this offering not held in the trust account but only if, and to the extent, that the claims would otherwise reduce the amount in the trust account payable to its public stockholders in the event of a liquidation, and only if such a third party or prospective target business did not execute a valid and enforceable waiver. There is no assurance, however, that they will be able to satisfy those obligations. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Quinpario Partners LLC or Mr. Quinn will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.00, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and any public shares that were not voted at all at the special meeting and (ii) deliver to the holders of such converted public shares or unvoted shares, as the case may be, their pro rata portion of the Withdrawal Amount. Subject to the next paragraph, the remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who vote at the special meeting and do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

If the Extension Amendment is approved, the approval by holders that voted in favor of the Extension Amendment and did not elect to have their shares converted into a pro rata portion of the funds in the trust account will constitute their consent for the Company to remove from the trust account any interest earned on the funds held in the trust account related to their shares, net of taxes payable, for the Company’s working capital requirements. At the time the Extension Amendment becomes effective, the Company will also amend the trust account agreement to permit the withdrawal of this accumulated interest. Holders that voted and elected to convert their shares or that did not vote at all at the special meeting will still be paid their pro rata portion of the accumulated interest through the date of their conversion or redemption.

The record date for the special meeting is December 27, 2016. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 43,750,000 outstanding shares of Company common stock, including 35,000,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●] and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A. The Company is a blank check company formed in 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In January 2015, the Company consummated its IPO from which it derived gross proceeds of $350,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 22, 2017). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a business combination and is therefore submitting this proposal to the stockholders to vote upon.

Q.	What is being voted on?

A. You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares or unvoted shares, as the case may be, the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion and holders who do not vote on the Extension Amendment proposal.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $350 million that was in the trust account as of [●]. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Extension Amendment proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Quinpario Partners LLC has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment proposal?

A. The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before January 22, 2017. As we explain below, the Company will not be able to complete a business combination by that date.

Since the completion of the IPO, we have been dealing with many of the practical difficulties associated with the identification of an initial business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of our IPO, we began to search for an appropriate business combination target. During the process, we relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. Notwithstanding these efforts, we have not yet executed a definitive agreement to acquire a target business, and the Company will not be able to complete an initial business combination by the January 22, 2017 date.

The Company believes a business combination would be in the best interests of the Company’s stockholders, and because the Company will not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date and to allow for the Conversion.

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You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money on potential business combinations, circumstances warrant providing those who believe they might find a potential business combination to be an attractive investment with an opportunity to consider such a transaction, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q.	How do the Company’s insiders intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal.

The Company’s directors, executive officers and their respective affiliates are not entitled to convert any shares in connection with the Extension Amendment. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 8,750,000 insider shares of Company common stock, representing approximately 20% of the Company’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

The Company’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares. Any public shares held by or subsequently purchased by affiliates of the Company will be voted in favor of the Extension Amendment proposal.

Q.	What vote is required to adopt the Extension Amendment?	A. Approval of the Extension Amendment will require the affirmative vote of holders of at least 65% of the Company’s outstanding common stock on the record date.

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Q.	What if I don’t want to vote for the Extension Amendment proposal?	A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination.

Q.	What happens if the Extension Amendment is not approved?

A. If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, Quinpario Partners LLC has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	If the Extension Amendment proposal is approved, what happens next?

A. If the Extension Amendment proposal is approved, the Company will have until the Extended Date to complete a business combination. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors, initial stockholders and their affiliates.

Additionally, the approval by holders that voted in favor of the Extension Amendment and did not seek to convert their shares will constitute their consent for the Company to remove from the trust account any interest earned on the funds held in the trust account related to their shares, net of taxes payable, for the Company’s working capital requirements. At the time the Extension Amendment becomes effective, the Company will also amend the trust account agreement to permit the withdrawal of this accumulated interest. Holders that voted and elected to convert their shares or that did not vote at all at the special meeting will still be paid their pro rata portion of the accumulated interest through the date of their conversion or redemption.

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Q.	Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares or do not vote at all at the special meeting, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to convert your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the amended and restated certificate.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, Attn: Corporate Secretary.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of common stock as of the record date.

With respect to the Extension Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

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Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on December 27, 2016 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 43,750,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment?	A. Yes. After careful consideration of the terms and conditions of this proposal, the board of directors of the Company has determined that the Extension Amendment is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?	A. The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of insider shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

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Q.	What happens to the Company’s warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q.	What happens to the Company’s warrants if the Extension Amendment proposal is approved?	A. If the Extension Amendment proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The warrants, by their terms, will remain outstanding in accordance with their terms. The warrants will become exercisable upon the consummation of any business combination on or prior to the Extended Date.

Q.	What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q.	How do I convert my shares of Company common stock?

A. If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and Conversion.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Quinpario Acquisition Corp. 2

12935 N. Forty Drive, Suite 201

St. Louis, MO 63141

Attn: D. John Srivisal

Telephone: (314) 548-6200

or

Morrow Sodali

470 West Avenue

Stamford CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: ___________

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a Delaware company incorporated on July 15, 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On January 22, 2015, we consummated our IPO of 35,000,000 units, with each unit consisting of one share of common stock and one warrant to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $350,000,000.

Prior to our IPO, our officers, directors and their affiliates purchased an aggregate of 8,750,000 insider shares from us for an aggregate purchase price of $25,000, and simultaneously with the consummation of the IPO, the insiders purchased an aggregate of 18,000,000 warrants (the “private warrants”) for an aggregate purchase price of $9,000,000. The net proceeds of the IPO plus the proceeds of the sale of the private warrants were deposited in the trust account. As of the record date, the Company had approximately $350,000,000 of cash in the trust account.

The mailing address of the Company’s principal executive office is 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, and its telephone number is (314) 548-6200.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to give the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion. Additionally, holders of public shares who do not vote at all at the special meeting would retain their current right of automatic redemption on January 22, 2017 even if the amendment is adopted and their shares will be redeemed on such date.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s common stock on [●] was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[●] [less][more] than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment is approved, the approval by holders that voted in favor of the Extension Amendment and did not seek to convert their shares will constitute their consent for the Company to remove from the trust account any interest earned on the funds held in the trust account, net of taxes payable, for the Company’s working capital requirements. At the time the Extension Amendment becomes effective, the Company will also amend the trust account agreement to permit the withdrawal of this accumulated interest. Holders that voted and elected to convert their shares or that did not vote at all at the special meeting will still be paid their pro rata portion of the accumulated interest through the date of their conversion.

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If the Extension Amendment proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Reasons for the Proposal

The Company’s IPO prospectus and charter provided that the Company had until January 22, 2017 to complete a business combination. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided dissenting holders of public shares with the right to seek conversion of their public shares in connection therewith. The Company has determined that it will not be able to consummate a business combination by January 22, 2017. Accordingly, the Company is proposing the Extension Amendment proposal to allow for a longer period of time to complete a business combination and comply with the IPO prospectus.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Quinpario Partners LLC has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment Is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to work to consummate a business combination by the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded. The warrants will remain outstanding in accordance with their terms. The warrants, by their terms, become exercisable upon the consummation of any business combination on or prior to the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $350 million that was in the trust account as of [●]. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion and holders who do not vote on the Extension Amendment proposal.

Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, Mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the special meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will not be converted and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or returned to such stockholders.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $[●] per share. The closing price of the Company’s common stock on [●] was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $[●] [less][more] than if he sold his stock in the open market.

If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

The Special Meeting

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 11:00 a.m., EDT on January [●], 2017, at the offices of the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on December 27, 2016, the record date for the special meeting. At the close of business on the record date, there were 43,750,000 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

If you do not want the Extension Amendment approved, you must abstain, not vote, or vote against the Extension Amendment. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the stockholder meeting which is scheduled for January [●], 2017, you must demand conversion of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposal to approve the Extension Amendment being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock voting for the Extension Amendment is required to approve the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 8,750,000 shares of Company common stock representing approximately 20.0% of the Company’s issued and outstanding common stock.

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In addition, the Company’s directors, executive officers and their affiliates may choose to buy shares of Company public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account. Any shares of Company public common stock purchased by affiliates will be voted in favor of the Extension Amendment proposal.

Interests of the Company’s Directors and Officers

        When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment is not approved and we do not consummate a business combination by January 22, 2017 as contemplated by our IPO prospectus and in accordance with our charter, the 8,750,000 shares of common stock held by the Company’s officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 18,000,000 warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $9,000,000 (as they will expire). Such common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●], respectively, on Nasdaq on [●];

●	In connection with the IPO, Quinpario Partners LLC, an affiliate of certain of the Company’s executive officers, and Jeffry N. Quinn, the Company’s former chairman of the board, have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of the Company’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As described elsewhere in this proxy statement, if the Extension Amendment is approved, the Company will be able to utilize certain interest earned on the funds held in the trust account for working capital purposes. The Company may utilize such interest to repay the reimbursable out-of-pocket expenses. Although as of the record date, the Company’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expense, they may incur such expenses in the future.

Board Recommendation

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment is fair to and in the best interests of the Company and its stockholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment proposal. The Board of Directors expresses no opinion as to whether you should convert your public shares.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers, directors and senior advisors; and

●	all our officers and directors as a group.

 As of the record date, there were a total of 43,750,000 shares of common stock (including 35,000,000 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class

Jeffry N. Quinn	8,254,910	(2)	18.87%

Paul J. Berra, III	0	(3)	0%

D. John Srivisal	0	(3)	0%

A. Craig Ivey	0	(3)	0%

Edgar G. Hotard	50,000		*

W. Thomas Jagodinski	50,000		*

Ilan Kaufthal	50,000		*

Roberto Mendoza	50,000		*

Dr. John Rutledge	50,000		*

Shlomo Yanai	50,000		*

Quinpario Partners 2, LLC	8,254,910		18.87%

All directors and executive officers as a group (10 individuals)	8,554,910		19.55%

BlueMountain Capital Management, LLC(4)	3,443,088		7.89%

TD Asset Management, Inc.(5)	3,359,100		7.68%

Fir Tree Inc.(6)	2,610,000		6.0%

Deutsche Bank AG(7)	3,027,926		6.92%

AQR Capital Management, LLC(8)	3,500,000		7.58%

Weiss Asset Management LP(9)	3,824,400		8.74%

* Less than one percent.

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(1)	Unless otherwise indicated, the business address of each of the individuals is 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141.

(2)	Represents shares held by Quinpario Partners 2, LLC, our sponsor. Quinpario Partners LLC is the managing member of Quinpario Partners 2, LLC. Jeffry N. Quinn, our former Chairman of the Board, is the sole managing member of Quinpario Partners LLC. Consequently, Mr. Quinn may be deemed the beneficial owner of the securities held by our sponsor and has sole voting and dispositive control over such securities. Mr. Quinn disclaims beneficial ownership over any securities owned by our sponsor in which he does not have any pecuniary interest.

(3)	Does not include any shares indirectly owned by this individual as a result of his membership interest in our sponsor.

(4)	The business address of BlueMountain Capital Management, LLC is 280 Park Avenue, 12th Floor, New York, NY 10017. Information derived from a Schedule 13G filed on February 6, 2015.

(5)	The business address of TD Asset Management Inc. is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2. Information derived from a Schedule 13G filed on February 11, 2016.

(6)	The business address of Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, NY 10017. Information derived from a Schedule 13G filed on February 16, 2016.

(7)	The business address of Deutsche Bank AG is Taunusanlage 12, 60325 Frankfurt am Main, Federal Republic of Germany. Information derived from a Schedule 13G filed on February 16, 2016.

(8)	The business address of AQR Capital Management, LLC is Two Greenwich Plaza, Greenwich, CT 06830. Information derived from a Schedule 13G filed on February 16, 2016.

(9)	The business address of Weiss Asset Management LP is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Information derived from a Schedule 13G filed on August 17, 2016.

The holders of the insider shares outstanding prior to the Company’s IPO have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until (1) with respect to 80% of the insider shares, the earlier of one year after the date of the consummation of an initial business combination or if after 150 days after our initial business combination the closing price of the Company’s shares of common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after an initial business combination, or earlier if, subsequent to an initial business combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of the Company stockholders having the right to exchange their shares for cash, securities or other property, and (2) with respect to the remaining 20% of the insider shares, the date of the consummation of an initial business combination.

If the Company is unable to effect a business combination and must liquidate the trust account, none of the initial stockholders will receive any portion of the liquidation proceeds with respect to their insider shares.

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STOCKHOLDER PROPOSALS

If the Extension Amendment proposal is approved, the Company’s 2017 annual meeting of stockholders will likely be held on or about [●], 2017, unless the date is changed by the Company’s board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2017 annual meeting, you need to provide it to the Company by no later than approximately [●]. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2017 annual meeting, under the Company’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between [●] and [●], if the 2017 annual meeting is held on [●]).

If the Extension Amendment proposal is not approved, there will be no annual meeting in 2017.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Quinpario Acquisition Corp. 2

12935 N. Forty Drive, Suite 201

St. Louis, MO 63141
Tel: (314) 548-6200

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●].

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

QUINPARIO ACQUISITION CORP. 2

Pursuant to Section 245 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of QUINPARIO ACQUISITION CORP. 2 (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.           The name of the Corporation is Quinpario Acquisition Corp. 2.

2.           The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 15, 2014, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 15, 2015.

3.           This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.           This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “GCL”).

5.           The text of the introductory paragraph of ARTICLE SIXTH is hereby amended and restated to read in full as follows:

The introduction and the following provisions (A) through (H) of this Article Sixth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” and may not be amended prior to the consummation of a Business Combination unless holders of at least 65% of the then outstanding Common Stock approve such amendment. If the Corporation seeks to amend such provisions prior to the consummation of a Business Combination, the Corporation will provide holders of IPO Shares (defined below) who do not approve of such amendment the opportunity to convert their IPO Shares into cash at the Conversion/Redemption Price (defined below); provided, however, that the calculation of such price shall be made as of the date which is two days prior to the record date for the meeting called in connection with any such vote. A “Business Combination” shall mean any merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business”). The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) July 24, 2017 (the “Termination Date”).

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] day of January, 2017.

Name:
Title:

20

PROXY

Quinpario Acquisition Corp. 2

12935 N. Forty Drive, Suite 201

St. Louis, MO 63141

SPECIAL MEETING OF STOCKHOLDERS

JANJUARY __, 2017

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

QUINPARIO ACQUISITION CORP. 2

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JANUARY __, 2017

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], in connection with the Special Meeting to be held at 11:00 a.m. EDT on January [●], 2017 at the offices of Graubard Miller, 405 Lexington Avenue, New York, NY 10174, and hereby appoints Paul J. Berra III and D. John Srivisal, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Quinpario Acquisition Corp. 2 (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING PROPOSALS 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January __, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/quinparioacquisitioncorpII/2017.

Proposal 1 –Extension of Corporate Life

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to July 24, 2017.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Only if you hold shares of the Corporation’s common stock issued in the Corporation’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Right” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided. If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. You will only be entitled to receive cash for those public shares if you tender your stock certificates representing such converted public shares to the Corporation’s duly appointed agent PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE CONVERSION RIGHTS ☐

CONVERT _____________ PUBLIC SHARES OF THE CORPORATION

Dated:	_________________________ [●]

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.